SECURITIES PURCHASE AGREEMENT

This SECURITIES  PURCHASE  AGREEMENT (this  “Agreement”),  dated  as  of  April  8,

2019,  is  entered  into  by  and  between PARALLAX  HEALTH  SCIENCES,  INC.,  a  Nevada corporation  (the  “Company”),  and  EMA  Financial,  LLC,  a  Delaware  limited  liability  company

(the “Purchaser”).

WHEREAS,  subject  to  the  terms  and  conditions  set  forth  in  this  Agreement  and  pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act” or “1933 Act”),

and Rule 506 promulgated thereunder by the United States Securities and Exchange Commission

(the “SEC”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company a 12% convertible note of the Company, in the form attached hereto as  Exhibit  A,  in  the  principal  amount  of  $111,000.00  (together  with  any  note(s)  issued  in replacement thereof or as interest thereon or otherwise with respect thereto in accordance with the terms  thereof,  the  “Note”),  convertible  into  shares  (“Conversion  Shares”)  of  common  stock,

$0.001 par value per share (the “Common Stock”), of the Company, upon the terms and subject to the limitations and conditions set forth in such Note.

NOW,  THEREFORE,  IN  CONSIDERATION  of  the  mutual  covenants  contained  in  this

Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.   Purchase and Sale of Note.

a)

Purchase  of  Note.  On  the  Closing  Date  (as  defined  below),  the  Company shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the

Note for an aggregate purchase price of $102,440.00 (“Purchase Price”). Further, Company shall issue  a  common  stock  purchase  warrant  for  the  purchase  of  300,000  shares  of  the  Company’s common stock to Buyer (the “Warrant”).

b)

Form  of  Payment.  On  the  Closing  Date  (i)  the  Purchaser  shall  pay  the

Purchase   Price   by   wire   transfer   of   immediately   available   funds,   in   accordance   with   the

Company’s written instructions as provided in the disbursement authorization dated April 8, 2019 and signed by the Company (the “Disbursement Authorization”), simultaneously with delivery of the  Note and  Warrant,  and  (ii)  the  Company shall  deliver  such  Note  and  Warrant  duly executed on behalf of the Company to the Purchaser, simultaneously with delivery of such Purchase Price.

c)

Closing   Date.   Subject   to   the   satisfaction   (or   written   waiver)   of   the

conditions  thereto  set  forth  in  Section  8  and  Section  9  below,  the  closing  of  the  transactions contemplated  by this  Agreement  (the  “Closing”)  shall  occur  on  the  first  business  day following the date hereof or such other mutually agreed upon time (the “Closing Date”)

2.   Purchaser’s   Representations   and   Warranties. The   Purchaser   represents   and

warrants to the Company that:

a)

Investment  Purpose.  Purchaser  is  acquiring  the  Note,  the  Warrant,  and  the

Conversion  Shares  (collectively,  the  “Securities”)  for  its  own  account  and  not  with  a  view towards,  or  for  resale  in  connection  with,  the  public  sale  or  distribution  thereof  in  violation  of

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applicable  securities  laws;  provided,  however,  by  making  the  representations  herein,  Purchaser does  not  agree,  or  make  any  representation  or  warranty,  to  hold  any  of  the  Securities  for  any minimum or other specific term and reserves the  right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.  The

Purchaser  is  acquiring  the  Securities  hereunder  in  the  ordinary  course  of  its  business.  The

Purchaser  does  not  presently  have  any  agreement  or  understanding,  directly  or  indirectly,  with any person to distribute any of the Securities in violation of applicable securities laws.

b)

Accredited Investor Status. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

3.   Representations  and  Warranties  of  the  Company.  Except  as  disclosed  by  the

Company  in  the  publicly  filed  SEC  Documents  the  Company  represents  and  warrants  to  the

Purchaser, as of the date hereof and the Closing Date, that:

a)

Organization and Qualification. The Company and each of its Subsidiaries

(as defined below), if any, is a corporation duly organized, validly existing and in good standing under  the  laws  of  the  jurisdiction  in  which  it  is  incorporated,  with  full  power  and  authority

(corporate and other) to  own, lease, use  and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The SEC Documents set forth a list of all of the  Subsidiaries  of the Company and  the  jurisdiction in which each is incorporated The

Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified  or  in  good  standing  would  not  have  a  Material  Adverse  Effect.  “Material  Adverse

Effect” means any material adverse effect on the business, operations, assets, financial condition or  prospects  of  the  Company or  its  Subsidiaries,  if  any,  taken  as  a  whole,  or  on  the  transactions contemplated  hereby  or  by  the  agreements  or  instruments  to  be  entered  into  in  connection

herewith.   “Subsidiaries”  means  any  corporation  or  other  organization,  whether  incorporated  or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b)

Authorization;  Enforcement.  (i)  The  Company  has  all  requisite  corporate power  and authority to  enter into and  perform this Agreement, the  Note,  and the Warrant and to consummate  the  transactions  contemplated  hereby  and  thereby  and  to  issue  the  Securities,  in accordance with the  terms hereof and  thereof, (ii)  the execution and delivery of this Agreement,

the  Note,  and  the  Warrant  by  the  Company  and  the  consummation  by  it  of  the  transactions contemplated  hereby  and  thereby  (including  without  limitation,  the  issuance  of  the  Note,  and

Warrant  and  the  issuance  and  reservation  for  issuance  of  the  Conversion  Shares,  and  Warrant

Shares (as defined in the Warrant) issuable upon conversion and exercise thereof) have been duly authorized  by  the  Company’s  Board  of  Directors  and  no  further  consent  or  authorization  of  the

Company,  its  Board  of  Directors,  or  its  shareholders  is  required,  (iii)  this  Agreement  has  been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other  documents  executed  in  connection  herewith  and  bind  the  Company  accordingly,  and  (iv)

this  Agreement  constitutes,  and  upon  execution  and  delivery  by  the  Company  of  the  Note,

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Warrant, and each of such instruments will constitute, a legal, valid and binding obligation of the

Company enforceable against the Company in accordance with its terms.

c)

Capitalization.  As  of  the  date  hereof,  the  authorized  capital  stock  of  the

Company,  and  number  of  shares  issued  and  outstanding,  is  as  set  forth  in  the  Company’s  most recent  periodic  report  filed  with  the  SEC.  Except  as  disclosed  in  the  SEC  Documents  no  shares are  reserved  for  issuance  pursuant  to  the  Company’s  stock  option  plans.  Except  as  disclosed  in the SEC Documents no shares are reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for shares of Common Stock. All of such outstanding shares of capital  stock  are,  or  upon  issuance  will  be,  duly  authorized,  validly  issued,  fully  paid  and  non-

assessable.  No  shares  of  capital  stock  of  the  Company  are  subject  to  preemptive  rights  or  any other  similar  rights  of  the  shareholders  of  the  Company  or  any  liens  or  encumbrances  imposed through the  actions or failure to act of the Company. As of the effective date of this Agreement,

and  except  as  disclosed  in  the  SEC  Documents,  (i)  there  are  no  outstanding  options,  warrants,

scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or  other  commitments  or  rights  of  any  character  whatsoever  relating  to,  or  securities,  notes  or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its  Subsidiaries,  or  arrangements  by  which  the  Company  or  any  of  its  Subsidiaries  is  or  may

become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries,

(ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is  obligated  to  register  the  sale  of  any of  its  or  their  securities  under  the  1933  Act  and  (iii)  there are  no  anti-dilution  or  price  adjustment  provisions  contained  in  any  security  issued  by  the

Company (or in any agreement providing rights to  security holders) that will be triggered by the issuance  of  any  of  the  Securities.  The  Company  has  furnished  to  the  Purchaser  true  and  correct copies  of  the  Company’s  Certificate  or  Articles  of  Incorporation  as  in  effect  on  the  date  hereof

(“Formation  Documents”),  the  Company’s  By-laws,  as  in  effect  on  the  date  hereof  (the  “By-

laws”),  and  the  terms  of  all  securities  convertible  into  or  exercisable  for  Common  Stock  of  the

Company and the material rights of the holders thereof in respect thereto.

d)

Issuance of Shares. The Conversion Shares, and Warrant Shares (as defined in the Warrant)  are duly authorized and reserved for issuance  and, upon  conversion of the  Note,

and exercise of the Warrant respectively, as the case may be, in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue  thereof and shall not be subject  to preemptive  rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e)

Acknowledgment   of   Dilution.   The   Company’s   executive   officers   and

directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the

Company’s  equity  or  rights  to  receive  equity  of  the  Company.  The  Board  of  Directors  of  the

Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company.  The Company specifically acknowledges that its obligation to  issue  the  Conversion  Shares  upon  conversion  of  the  Notes  is  binding  upon  the  Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity of the Company.

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f)

No Conflicts. The execution, delivery and performance of this Agreement,

the  Note,  and  the  Warrant  by  the  Company  and  the  consummation  by  the  Company  of  the transactions  contemplated  hereby  and  thereby  (including,  without  limitation,  the  issuances  and reservations for issuance of the Conversion Shares, and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Formation Documents or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license  or  instrument  to  which  the  Company  or  any  of  its  Subsidiaries  is  a  party  and  that  is  not filed  as  an  SEC  Document  or  other  document  filed  with  the  SEC,  or  (iii)  result  in  a  violation  of any  law,  rule,  regulation,  order,  judgment  or  decree  (including  federal  and  state  securities  laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities  are  subject)  applicable  to  the  Company  or  any  of  its  Subsidiaries  or  by  which  any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts,  defaults,  terminations,  amendments,  accelerations,  cancellations  and  violations  as would  not,  individually  or  in  the  aggregate,  have  a  Material  Adverse  Effect).  Neither  the

Company nor any of its Subsidiaries is in violation of its Formation Documents, By-laws or other organizational documents and neither the Company nor  any of  its Subsidiaries is in default (and no  event  has  occurred  which  with  notice  or  lapse of  time  or  both  could put the  Company or  any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any  action  or  failed  to  take  any  action  that  would  give  to  others  any  rights  of  termination,

amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the

Company or any of its Subsidiaries is a party or by which any property or assets of the Company or  any  of  its  Subsidiaries  is  bound  or  affected,  except  for  possible  defaults  as  would  not,

individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and  its  Subsidiaries,  if  any,  are  not  being  conducted,  and  shall  not  be  conducted  so  long  as  the

Purchaser  owns  any  of  the  Securities,  in  violation  of  any  law,  ordinance  or  regulation  of  any governmental  entity.  Except  as  specifically  contemplated  by  this  Agreement  and  as  required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any  consent,  authorization  or  order  of,  or  make  any  filing  or  registration  with,  any  court,

governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the  Note  in  accordance  with  the  terms  hereof  or  thereof  or  to  issue  and  sell  the  Securities  in accordance  with  the  terms  hereof  and  thereof  and  to  issue  the  Conversion  Shares.  All  consents,

authorizations, orders, filings and registrations which the Company is required to obtain pursuant to  the  preceding  sentence  have  been  obtained  or  effected  on  or  prior  to  the  date  hereof.  The

Company  is  not  in  violation  of  the  listing  requirements  of  the  Over-the-Counter  Bulletin  Board

(the “OTCBB”), or OTCQB, and  does not reasonably anticipate that the  Common Stock will be delisted by the OTCBB, or OTCQB, in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

g)

SEC Documents; Financial Statements. The Company has filed all reports,

schedules,  forms,  statements  and  other  documents  required  to  be  filed  by it  with  the SEC  (all  of the  foregoing  filed  prior  to  the  date  hereof  and  all  exhibits  included  therein  and  financial

statements   and   schedules   thereto   and   documents   (other   than   exhibits   to   such   documents)

incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”).

Upon written request the  Company will deliver to the Purchaser true  and complete copies of the

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SEC  Documents,  except  for  such  exhibits  and  incorporated  documents.  As  of  their  respective dates,  the  SEC  Documents  complied  in  all  material  respects  with  the  requirements  of  the

Securities Exchange Act of 1934, as amended (“1934 Act” or “Exchange  Act”), and none of the

SEC  Documents,  at  the  time  they  were  filed  with  the  SEC,  contained  any  untrue  statement  of  a material fact or omitted to state a material fact required to be stated therein or necessary in order to  make  the  statements  therein,  in  light  of  the  circumstances  under  which  they  were  made,  not misleading.  None  of  the  statements  made  in  any such  SEC  Documents  is,  or  has  been,  required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent  filings prior the date hereof). As of their respective dates, the financial statements  of  the  Company included  in  the  SEC  Documents  complied  as  to  form  in  all  material respects  with  applicable  accounting  requirements  and  the  published  rules  and  regulations  of  the

SEC  with  respect  thereto.  Such  financial  statements  have  been  prepared  in  accordance  with

United  States  generally  accepted  accounting  principles,  consistently applied,  during  the  periods involved  and  fairly  present  in  all  material  respects  the  consolidated  financial  position  of  the

Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their  operations  and  cash  flows  for  the  periods  then  ended  (subject,  in  the  case  of  unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of  the  Company included  in  the  SEC  Documents,  the  Company has  no  liabilities,  contingent  or otherwise, other than (i) liabilities incurred in the ordinary course of business, and (ii) obligations under  contracts  and  commitments  incurred  in  the  ordinary  course  of  business  and  not  required under generally accepted accounting principles to be reflected in such financial statements, which,

individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act.

h)

Absence  of  Certain  Changes.  Except  as  disclosed  in  the  SEC  filings,  there has been no material adverse change and no material adverse development in the assets, liabilities,

business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

i)

Absence  of  Litigation.  Except  as  disclosed  in  the  SEC  filings,  there  is  no action,  suit,  claim,  proceeding,  inquiry  or  investigation  before  or  by  any  court,  public  board,

government  agency,  self-regulatory  organization  or  body  pending  or,  to  the  knowledge  of  the

Company  or  any  of  its  Subsidiaries,  threatened  against  or  affecting  the  Company  or  any  of  its

Subsidiaries,  or  their  officers  or  directors  in  their  capacity  as  such,  that  could  have  a  Material

Adverse Effect. The public filings contain a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of  its  Subsidiaries,  without  regard  to  whether  it  would  have  a  Material  Adverse  Effect.  The

Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

j)

Patents, Copyrights, etc. The Company and each of its Subsidiaries owns or possesses  the  requisite  licenses  or  rights  to  use  all  patents,  patent  applications,  patent  rights,

inventions,  know-how,  trade  secrets,  trademarks,  trademark  applications,  service  marks,  service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business  as  now  operated  (and,  as  presently  contemplated  to  be  operated  in  the  future);  there  is no  claim  or  action  by  any  person  pertaining  to,  or  proceeding  pending,  or  to  the  Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect

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to  any  Intellectual  Property necessary to  enable  it  to  conduct  its  business  as  now  operated  (and,

as presently contemplated to be operated in the future); to the best of the Company’s knowledge,

the  Company’s  or  its  Subsidiaries’  current  and  intended  products,  services  and  processes  do  not infringe  on  any  Intellectual  Property  or  other  rights  held  by  any  person  and/or  entity;  and  the

Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

k)

No Materially Adverse Contracts, Etc. Neither the  Company nor any of its

Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree,

order,  rule  or  regulation  which  in  the  judgment  of  the  Company’s  officers  has  or  is  expected  in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is

a  party to  any contract  or  agreement  which  in  the  judgment  of  the  Company’s  officers  has  or  is expected to have a Material Adverse Effect.

l)

Disclosure. No event or circumstance has occurred or exists with respect to the  Company or  any of  its  Subsidiaries  or  its  or  their  business,  properties,  prospects,  operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

m)

Brokers.  The Company hereby represents and warrants that it has not hired,

retained  or  dealt  with  any  broker,  finder,  consultant,  person,  firm  or  corporation  (“Broker”)  in connection  with  the  negotiation,  execution  or  delivery  of  this  Agreement  or  the  transactions contemplated  hereunder.  The  Company  covenants  and  agrees  that  should  any  claim  be  made against  Purchaser  for  any  commission  or  other  compensation  by  the  Broker,  based  upon  the

Company’s  engagement  of  such  person  in  connection  with  this  transaction,  the  Company  shall indemnify, defend and hold Purchaser harmless from and against any and all damages, expenses

(including attorneys’ fees and disbursements) and liability arising from such claim. The Company shall pay the commission of the Broker, to the attention of the Broker, pursuant to their separate agreement(s) between the Company and the Broker.

n)

Permits;  Compliance.  The  Company  and  each  of  its  Subsidiaries  is  in possession  of  all  franchises,  grants,  authorizations,  licenses,  permits,  easements,  variances,

exemptions,  consents,  certificates,  approvals  and  orders  necessary  to  own,  lease  and  operate  its properties  and to  carry on its business as  it is now being conducted  (collectively,  the  “Company

Permits”),  and  there  is  no  action  pending  or,  to  the  knowledge  of  the  Company,  threatened regarding  suspension  or  cancellation  of  any of  the  Company Permits.  Neither  the  Company nor

any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits,

except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 2017, neither the  Company  nor  any  of  its  Subsidiaries  has  received  any  notification  with  respect  to  possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts,

defaults or violations, which conflicts, defaults or  violations would not have a Material Adverse

Effect.

o)

Insurance.  The  Company  and  its  Subsidiaries  are  insured  by  insurers  of recognized financial responsibility against such losses and risks and in such coverage, amounts

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as  are  prudent  and  customary  in  the  businesses  in  which  the  Company  is  engaged,  including,

but not limited to, directors and officer’s insurance coverage with coverage amounts that are at

least equal to the  aggregate Purchase  Price.   Neither the  Company nor  any Subsidiary has  any

reason  to  believe  that  it  will  not  be  able  to  renew  its  existing  insurance  coverage  as  and  when such coverage expires or  to obtain similar coverage  from similar insurers  as may be necessary to continue its business without a significant increase in cost.

p)

No “Shell”. As of the date of this Agreement  the  Company is an  operating company and, either (i) is not or has never been a “shell issuer” as defined in Rule 144(i)(2) or (ii)

at least 12 months have passed since the Company filed Form 10 Type information indicating it is

not  a  “shell  issuer”  (and  supporting  the  claim  that  it  is  no  longer  a  shell  company),     filed  all

required  reports  for  at  least  twelve  consecutive  months  after  the  filing  of  the  respective  Form  10 information, and has therefore complied with Rule 144(i)(2).

q)

Bad  Actor.  No  officer  or  director  of  the  Company  would  be  disqualified under Rule 506(d) of the Securities Act as amended on the basis of being a “bad actor”.

r)

Acknowledgement

Regarding

Purchaser’s

Trading

Activity.

Notwithstanding  anything  in  this  Agreement  or  elsewhere  to  the  contrary  it  is  understood  and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company to agree,

nor has  any Purchaser  agreed, to desist from purchasing or selling, securities of the  Company, or

“derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.

s)    Sarbanes-Oxley Act. The Company and each Subsidiary is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof,  and  all  applicable  rules  and  regulations  promulgated  by  the  SEC  thereunder  that are effective as of the date hereof.

4.   COVENANTS.

a)

Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b)

Form  D;  Blue  Sky  Laws.  The  Company  agrees  when  applicable  to  timely file  a  Form  D  with  respect  to  the  Securities  as  required  under  Regulation  D  and  to  provide  a copy thereof  to  the  Purchaser  promptly after  such  filing.  The  Company shall,  on  or  before  the

Closing  Date,  take  such  action  as  the  Company  shall  reasonably  determine  is  necessary  to qualify  the  Securities  for  sale  to  the  Purchaser  at  the  applicable  closing  pursuant  to  this

Agreement under applicable securities or “blue sky”  laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

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c)

Use of Proceeds.  The Company shall use the proceeds  from the sale  of the

Securities for general corporate and administrative purposes.

d)

Financial Information. Upon written request of the Purchaser, the Company agrees  to  within  (3)  three  days  of  the  written  request  send  or  make  available  the  following reports filed with the SEC or OTC Markets Group to the Purchaser: a copy of its Annual Report and its Quarterly Reports and any Supplemental Reports; (ii) copies of all press releases issued by the Company or  any of its Subsidiaries; and (iii) copies of any notices  or other information the  Company  makes  available  or  gives  to  such  shareholders.  Notwithstanding  the  foregoing,

the Company shall not disclose any material nonpublic information to the Purchaser without its consent  unless  such  information  is  disclosed  to  the  public  prior  to  or  promptly following such disclosure to the Purchaser.

e)

Listing.  The  Company  will  obtain  and,  so  long  as  the  Purchaser  owns  any of  the  Securities,  maintain  the  listing  and  trading  of  its  Common  Stock  on  the  OTCBB,  and

OTCQB, or any equivalent replacement exchange, the NASDAQ Stock Market (“NASDAQ”),

the New York Stock Exchange (“NYSE”), or the NYSE MKT, f/k/a American Stock Exchange

(“AMEX”),  and  will  comply  in  all  respects  with  the  Company’s  reporting,  filing  and  other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”)

and  such  exchanges,  as  applicable.  The  Company  shall  promptly  provide  to  the  Purchaser copies  of  any notices  it  receives  from  the  SEC,  OTC  Markets  Group  and  any other  exchanges or  quotation  systems  on  which  the  Common  Stock  is  then  listed  regarding  the  continued

eligibility of the Common Stock for listing on such exchanges and quotation systems, provided that it shall not provide any notices constituting material nonpublic information.  If at any time while  the  Note  is  outstanding  the  Company  fails  to  maintain  the  listing  and  trading  and  of  its

Common Stock, or fails in any way to comply with the Company’s reporting/ filing obligations such  failure(s)  will  result  in  liquidated  damages  of  fifteen  thousand  dollars  ($15,000),  being immediately due and  payable to Holder at its  election in the form of cash payment or  addition to the balance of the Note.

f)

Corporate   Existence.   So   long  as   the  Purchaser   beneficially  owns   any

Securities,   the   Company  shall   maintain   its   corporate   existence   and   shall   not   sell   all   or

substantially  all  of  the  Company’s  assets,  except  in  the  event  of  a  merger  or  consolidation  or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and  instruments  entered  into  in  connection  herewith  and  (ii)  is  a  publicly  traded  corporation whose Common Stock is listed for trading on NASDAQ, NYSE or AMEX.

g)

No  Integration.  The  Company  shall  not  make  any  offers  or  sales  of  any security  (other  than  the  Securities)  under  circumstances  that  would  require  registration  of  the

Securities  being  offered  or  sold  hereunder  under  the  1933  Act  or  cause  the  offering  of  the

Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

h)

Securities  Laws  Disclosure;  Publicity.   The  Company  shall  comply  with

applicable  securities  laws  by filing  a  Current  Report  on  Form  8-K,  within  four  (4)  Trading  Days following the date hereof, disclosing all the material terms of the transactions contemplated hereby.

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i)

Non-Public  Information.    Except  with  respect  to  the  material  terms  and

conditions of the transactions contemplated by this Agreement, the Company covenants and agrees that neither it nor any other person  acting on its behalf will provide the Purchaser or its agents or

counsel   with   any   information   that   the   Company   believes   constitutes   material   non-public

information, unless prior thereto the Purchaser shall have executed a written agreement regarding the  confidentiality and  use  of  such  information.  The  Company understands  and  confirms  that the

Purchaser  shall  be  relying on  the  foregoing covenant  in  effecting transactions  in  securities  of  the

Company.

j)

Subsidiaries.   So long as the Note remains  outstanding, the Company shall not transfer any assets or rights to any of its subsidiaries or permit any of its subsidiaries to engage in  any  significant  business  or  operations,  whether  such  subsidiaries  are  currently  existing  or hereafter created.

k)

Insurance.   So  long  as  the  Note  remains  outstanding,  the  Company and  its

Subsidiaries shall maintain in full force and effect insurance reasonably believed by the Company to be adequate coverage (a) on all assets and activities, covering property loss or damage and loss of  income  by fire  or  other  hazards  or  casualty,  and  (b)  against  all  liabilities,  claims  and  risks  for which it is customary for companies similarly situated to the Company to insure, including without limitation applicable product liability insurance, required workmen’s compensation insurance, and other  insurance  covering  injury  or  damage  to  persons  or  property,  but  excluding  directors  and

officers  insurance  coverage.    The  Company  shall  promptly  furnish  or  cause  to  be  furnished evidence of such insurance to the Purchaser, in form and substance reasonably satisfactory to the

Purchaser

l)

ROFR.  At any time while the Note is outstanding, the Company desires to borrow  funds,  raise  additional  capital  and/or  issue  additional  promissory  notes  convertible  into shares of securities of the Company (a “Prospective Financing”), the Purchaser shall have the right of first refusal to participate in the Prospective Financing, and the Company shall provide written notice containing the terms of such  Prospective  Financing (the  “ROFR Notice”) to  the Purchaser

prior to effectuating any such transaction.  The ROFR Notice shall specify all of the key terms of the  Prospective  Financing,  including,  but  not  limited  to,  the  proposed  investment  amount,  the proposed rate of interest, the proposed conversion price, the proposed term of the investment, the type  and  number  of  securities  to  be  sold  and  any and  all  other  relevant  terms,  each  as  applicable.

Upon  Purchaser’s  receipt  of  the  ROFR  Notice,  Purchaser  shall  have  the  exclusive  right  to participate  in  such  Prospective  Financing(s),  upon  the  terms  specified  in  the  ROFR  Notice,  by sending written notice to the Company within seven (7) business days after Purchaser’s receipt of

the ROFR Notice.   In the  event Purchaser fails to  exercise its right of  first  refusal  with respect to an  ROFR  Notice  within  the  time  set  forth  above,  Purchaser  shall  be  deemed  to  have  waived  its right  of  first  refusal  with  respect  to  such  Prospective  Financing,  provided  that  it  shall  retain  such

right  with  respect  to  any  future  Prospective  Financing.    Notwithstanding  anything  contained

herein,  the  Company  shall  not  furnish  any  material  non-public  information  concerning  the

Company  without  the  Purchaser’s  prior  written  consent,  and  shall  initially  only  indicate  to  the

Purchaser  that  the  Company  contemplates  a  financing.    Notwithstanding  anything  contained

herein,  in  no  event  shall  the  Purchaser  be  entitled  to  purchase  any  securities  which  would  cause

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the  sum  of  (1)  the  number  of  shares  of  Common  Stock  beneficially owned  by the  Purchaser  and its  affiliates  (other  than  shares  of  Common  Stock  which  may  be  deemed  beneficially  owned through  the  ownership  of  the  unconverted  portion  of  the  Note  or  the  unexercised  or  unconverted portion  of  any  other  security  of  the  Company  subject  to  a  limitation  on  conversion  or  exercise analogous to the limitations contained herein) and (2) the number of shares of directly or indirectly purchasable  under  this  Section,  to  exceed  4.9%  of  the  outstanding  shares  of  Common  Stock  (or

9.99%   of   the   total   issued   Common   Stock   of   the   Company  if   specified   by  Purchaser   and

accompanied with applicable documentation such as any Amendment made to this Agreement or the Note).

m)

Future  Financings:  Except  for  sales  or  issuances  to  Company  employees,

and  members  of  the  Company’s  board  of  directors,  from  the  date  hereof  until  such  time  as  the

Purchaser no longer holds any of the Securities, in the event the Company issues or sells any shares of Common Stock or securities directly or indirectly convertible into or exercisable  for  Common

Stock (“Common Stock Equivalents”) or amends the transaction documents relating to any sale or issuance of Common Stock or Common Stock Equivalents, and the Purchaser reasonably believes that  the  terms  and  conditions  thereunder  are  more  favorable  to  such  investors  as  the  terms  and conditions granted under this Agreement, Note or any document provided by the Purchaser to the

Company relating to any sale or issuance of Common Stock (the “Transaction Documents”), upon

notice   to   the   Company   by   such   Purchaser,   the   Transaction   Documents   shall   be   deemed

automatically  amended  so  as  to  give  the  Purchaser  the  benefit  of  such  more  favorable  terms  or conditions.  Promptly  following  a  request  to  the  Company  the  Company  shall  provide  Purchaser with  all  executed  transaction  documents  relating  to  any  such  sale  or  issue  of  Common  Stock  or

Common   Stock   Equivalents.   Company   shall   deliver   acknowledgment   of   such   automatic

amendment   to   the   Transaction   Documents   to   Purchaser   in   form   and   substance   reasonably

satisfactory   to   the   Purchaser   (the   “Acknowledgment”)   within   three   (3)   business   days   of

Company’s  receipt  of  request  from  Purchaser  (the  “Deadline”),  provided  that  Company’s  failure to timely provide the Acknowledgement shall not affect the automatic amendments contemplated hereby.  If  the  Acknowledgement  is  not  delivered  by  the  Deadline,  Company  shall  pay  to  the

Purchaser  $1000.00  per  day in  cash,  for  each  day beyond  the  Deadline  that  the  Company fails  to deliver  such  Acknowledgement  such  cash  amount  shall  be  paid  to  Holder  by  the  first  day  of  the month following the month in which it has accrued or, at the option of the Holder, shall be added to the principal amount of the Note, in which event interest shall accrue thereon in accordance with the  terms  of  the  Note  and  such  additional  principal  amount  shall  be  convertible  into  Common

Stock in accordance with the terms of the Note.

n)

Piggyback  Registration  Rights.  Borrower  shall  include  on  the:  (i)  next registration statement Borrower files with the SEC; or (ii) on the subsequent registration statement

if  such  registration  statement  is  withdrawn),  or,  (iii)   amend  a  registration  statement  previously

filed, but not effective as of the Issue Date all shares issuable upon conversion of the Note. Failure to do so will result in liquidated damages of fifty percent (50%) of the outstanding principal amount of  the  Note,  but  not less  than  twenty-five  thousand  dollars  ($25,000),  being  immediately due  and payable to Holder at its election in the form of cash payment or addition to the balance of the Note.

o)

Subsequent  Financings.  Notwithstanding  anything  contained  herein,  if  at any  time  while  this  Note  is  outstanding  the  Company  enters  into  any  capital  raising  transaction,

SPA – PRLX, T2, 2019-04-08

including  without  limitation  an  equity line  transaction,  a  loan  transaction  or  the  sale  of  shares  of

Common  Stock  or  securities  convertible  into  or  exercisable  or  exchangeable  for  Common  Stock,

whether  or  not  permitted  under  the  Transaction  Documents  (“Subsequent  Financing”),  then following  the  closing  of  each  such  Subsequent  Financing  the  Holder  in  its  sole  and  absolute discretion  may  compel  the  Company  to  redeem  up  to  the  entire  outstanding  balance  of  the  Note from  the  gross  proceeds  therefrom  (“Redemption  Amount”),  provided  however  (a)  if  the  Holder is holding other convertible notes similar to this Note whether issued prior or after the  Issue Date of this Note (collectively with this Note, the “Notes”), the Redemption Amount may be applied to redeem any or all of the Notes specified by the Holder, (b) the Holder shall be notified in writing of the closing of  each such Subsequent Financing within one (1) day following such  closing, and

(c) the Holder may elect  not to exercise its right to such redemption in whole or in part, in which case  the  Company  may  not  redeem  any  Notes  in  connection  with  such  Subsequent  Financing  to the extent so rejected (for clarification, if the holder elects to reject any redemption in any instance,

such rejection shall not affect the Holder’s redemption rights hereunder in the future). Further, in the  event  that  the  Holder  demands  redemption  of  a  portion  or  the  full  balance  of  the  Note  within the  first  six  (6)  months  from  Note’s  Issue  Date,  such  Redemption  Amount  shall  subject  to  then

then  applicable  Prepayment  Factor,  as  defined  in  the  Note  shall  be  applied).   To  the  extent  the

Company is  obligated  to  redeem  any portion  of  the  Notes  pursuant  to  this  Section  but  fails  to  do so, such default shall constitute an Event of Default under all the Notes.

p)

Additional Investment Right. Purchaser shall have the right at any time from time to time, as of the date hereof, and until such date when the Note is no longer outstanding, to in its sole and absolute discretion purchase an additional convertible promissory note, or additional convertible promissory notes, from the Company for up to a principal amount equal to the amount of  the  Note  purchased  hereunder  (each  a  “Subsequent  Note”  and  collectively  the  “Subsequent

Notes”)  on  the  same  terms  and  conditions  as  applicable  to  the  purchase  and  sale  of  the  Note purchased  on  the  date  hereof  by  Purchaser,  and  in  substantially  the  same  form  and  substance  as the Note issued pursuant to this Agreement, mutatis mutandis, (each a “Subsequent Note Purchase”

and collectively “Subsequent Note Purchases”).  For Purchaser to exercise such Subsequent Note

Purchase right,  Purchaser shall deliver  written notice, to the Company (for clarity notice sent via electronic mail shall satisfy such written notice requirement) electing to exercise such Subsequent

Note Purchase right, which notice shall specify the principal amount of the Additional Note to be purchased  by such  Purchaser  (“Subsequent  Note  Amount”)  and  the  date  on  which  such  purchase and  sale  shall  occur  (“Subsequent  Note  Closing”),  which  Subsequent  Note  Closing  shall  occur within five (5)  days following such notice  by such  Purchaser, or  such other  date mutually agreed upon by the Purchaser and Company. The terms and conditions of any Subsequent Note Purchase shall  be  identical  to the  terms  and  conditions  set  forth  in  this  Agreement  applicable  to  the  sale  of the Note on the date hereof, including without limitation each Subsequent Note will be in the form of the Note issued hereto, provided that the Maturity Date thereunder shall be on ninth (9

th) month

from the Subsequent Note’s issue date. Further, if a warrant to purchase Company’s common stock

was  issued  pursuant  to  this  Agreement  then  Purchaser  shall  receive  a   warrant  in  the  form  as  the

same   form   and   substance   as   the   warrant   issued   pursuant   to   this   Agreement   (“Subsequent

Warrant”),  provided  that  the  Termination  Date  of  the  Additional  Warrant  shall  be  the  fifth  (5th)

anniversary  from  the  issue  date  of  the  Subsequent  Warrant.  On  or  prior  to  any  Subsequent  Note

Closing(s), the Company and the Purchaser shall, upon Purchaser’s request, execute and deliver a new  securities  purchase  agreement  with  respect  to  the  Subsequent  Note  Purchase(s)  in  the  same

SPA – PRLX, T2, 2019-04-08

form and substance as this Agreement (each a “Subsequent Purchase Agreement and collectively

“Subsequent  Purchase  Agreements”),  mutatis  mutandis,  and  all  the  representations,  warrants,

covenants,  indemnities  and  conditions  set  forth  herein  shall  be  included  and  incorporated  with respect  to  such  Note  Purchase,  mutatis  mutandis.  Purchaser  may  assign  its  Subsequent  Note

Purchase right hereunder to any affiliate of such Purchaser.

5.   Transfer Agent Instructions. Upon receipt of a duly executed Notice of Conversion,

the  Company  shall  issue  irrevocable  instructions  to  its  transfer  agent  to  issue  certificates,

registered  in  the  name  of  the  Purchaser  or  its  nominee,  for  the  Conversion  Shares  in  such amounts  as  specified  from  time  to  time  by the  Purchaser  to  the  Company  upon  conversion  of the  Note,  or  any  part  thereof,  in  accordance  with  the  terms  thereof  (the  “Irrevocable  Transfer

Agent  Instructions”).  In  the  event  that  the  Company proposes  to  replace  its  transfer  agent,  the

Company  shall  provide,  prior  to  the  effective  date  of  such  replacement,  a  fully  executed

Irrevocable   Transfer   Agent   Instructions  in  a   form  as  initially  delivered  pursuant  to  this

Agreement and the Securities (including but not limited to the provision to irrevocably reserve shares  of  Common  Stock  in  the  Reserved  Amount  (as  defined  in  the  Note))  signed  by  the successor  transfer  agent  (to  the  Company)  and  the  Company.  Prior  to  registration  of  the

Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant  to  Rule  144  without  any  restriction  as  to  the  number  of  Securities  as  of  a  particular date  that  can  then  be  immediately  sold,  all  such  certificates  shall  bear  the  restrictive  legend specified in Section 2(g) of this Agreement. The Company warrants that: (i) no instruction other than the  Irrevocable Transfer Agent  Instructions referred to in this Section 5, and stop transfer instructions  to  give  effect  to  hereof  (in  the  case  of  the  Conversion  Shares,  prior  to  registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be  sold  pursuant  to  Rule  144  without  any  restriction  as  to  the  number  of  Securities  as  of  a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring

(or  issuing)(electronically  or  in  certificated  form)  any  certificate  for  Conversion  Shares  to  be issued  to  the  Purchaser  upon  conversion  of  or  otherwise  pursuant  to  the  Note  as  and  when required by the Note and this Agreement; and (iii) it will not fail to remove (or direct its transfer agent  not  to  remove  or  impair,  delay,  and/or  hinder  its  transfer  agent  from  removing)  any restrictive  legend  (or  to  withdraw  any  stop  transfer  instructions  in  respect  thereof)  on  any certificate  for  any Conversion  Shares  issued  to  the Purchaser  upon  conversion  of  or  otherwise pursuant  to  the  Note  as  and  when  required  by  the  Note  and  this  Agreement.  Nothing  in  this

Section  shall  affect  in  any  way the  Purchaser’s  obligations  and  agreement  set  forth  in  Section

2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If the Purchaser provides the Company with (i) an opinion of counsel in form,

substance  and  scope  customary  for  opinions  in  comparable  transactions,  to  the  effect  that  a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Purchaser provides reasonable assurances that the

Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case  of  the  Conversion  Shares,  promptly  instruct  its  transfer  agent  to  issue  one  or  more certificates,  free  from  restrictive  legend,  in  such  name  and  in  such  denominations  as  specified by the Purchaser.  The  Company acknowledges  that  a  breach  by it  of  its  obligations  hereunder

SPA – PRLX, T2, 2019-04-08

will  cause  irreparable  harm  to  the  Purchaser,  by  vitiating  the  intent  and  purpose  of  the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law  for  a  breach  of  its  obligations  under  this  Section  5  may  be  inadequate  and  agrees,  in  the event  of  a  breach  or  threatened  breach  by the  Company  of  the  provisions  of  this  Section,  that the  Purchaser  shall  be  entitled,  in  addition  to  all  other  available  remedies,  to  an  injunction restraining  any  breach  and  requiring  immediate  transfer,  without  the  necessity  of  showing economic loss and without any bond or other security being required.

6.   Injunction Posting  of  Bond.  In  the  event  the  Purchaser  shall  elect  to  convert  the

Note  or  any  parts  thereof,  the  Company  may  not  refuse  conversion  or  exercise  based  on  any claim that Purchaser or anyone associated or affiliated with Purchaser has been engaged in any violation of law, or for any other reason.  In connection with any injunction sought or attempted by the  Company,  the  Company shall  be  required  to  post  a  bond  at  least  equal  to  the  greater  of either:  (i)  the  outstanding  principal  amount  of  the  Note;  and  (ii)  the  market  value  of  the

Conversion Shares sought to be converted, exercised or issued, based on the sale price per share of Common Stock on the principal market on which it is traded.

7.   Delivery of Unlegended Shares.

a)

Within   three   (3)   business   days   (such   third   business   day   being   the

“Unlegended  Shares  Delivery  Date”)  after  the  business  day  on  which  the  Company  has received (i) a notice that Conversion Shares, or any other Common Stock held by the Purchaser has  been  sold  pursuant  to  a  registration  statement  or  Rule  144  under  the  1933  Act,  (ii)  a representation  that  the  prospectus  delivery  requirements,  or  the  requirements  of  Rule  144,  as applicable  and  if  required,  have  been  satisfied,  (iii)  the  original  share  certificates  representing the shares of Common Stock that have been sold,  and (iv) in the case of sales under Rule 144,

customary representation letters of the Purchaser and, if required, Purchaser’s broker regarding compliance  with  the  requirements  of  Rule  144,  the  Company  at  its  expense,  (y)  shall  deliver,

and  shall  cause  legal  counsel  selected  by  the  Purchaser  to  deliver  to  its  transfer  agent  (with copies  to  Purchaser)  an  appropriate  instruction  and  opinion  of  such  counsel,  directing  the delivery  of  shares  of  Common  Stock  without  any  legends  including  the  legend  set  forth  in

Section   4(h)   above   (the   “Unlegended   Shares”);   and   (z)   cause   the   transmission   of   the

certificates   representing   the   Unlegended   Shares   together   with   a   legended   certificate

representing the balance of the submitted Common Stock certificate, if any, to the Purchaser at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

b)

The  Company  understands  that  a  delay  in  the  delivery  of  the  Unlegended

Shares  later  than  the  Unlegended  Shares  Delivery  Date  could  result  in  economic  loss  to  the

Purchaser.    As  compensation  to  Purchaser  for  such  loss,  the  Company  agrees  to  pay  late payment fees (as liquidated damages and not as a  penalty) to the Purchaser for late delivery of

Unlegended  Shares  in  the  amount  of  $250.00  per  business  day  after  the  Unlegended  Shares

Delivery  Date.  If  during  any  three  hundred  and  sixty  (360)  day  period,  the  Company  fails  to deliver Unlegended Shares as required by this Section for an aggregate of thirty (30) days, then

Purchaser  or  assignee  holding  Securities  subject  to  such  default  may,  at  its  option,  require  the

Company to redeem all or any portion of the shares subject to such default at a price per share equal  to  the  greater  of  (i)  200%  of  the  most  recent  closing  price  of  the  Common  Stock  or  (ii)

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the  parity  value  of  the  Default  Sum  to  be  paid  (as  defined  in  Section  3.16  of  the  Note)

(“Unlegended Redemption Amount”).  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

8.   Conditions  to  the  Company’s  Obligation  to  Sell.  The  obligation  of  the  Company hereunder to issue and sell the Note to the Purchaser at the Closing is subject to the satisfaction,

at or before the Closing Date of each of the following conditions provided that these conditions are  for the Company’s  sole benefit  and may be  waived by the Company at  any time in its sole discretion:

a)

The  Purchaser  shall  have  executed  this  Agreement  and  delivered  the  same to the Company.

b)

The Purchaser shall have delivered the Purchase Price to the Company.

c)

The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that  time  (except  for  representations  and  warranties  that  speak  as  of  a  specific  date),  and  the

Purchaser  shall  have  performed,  satisfied  and  complied  in  all  material  respects  with  the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

d)

No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or injunction  shall  have  been  enacted,  entered,  promulgated  or  endorsed  by  or  in  any  court  or governmental  authority  of  competent  jurisdiction  or  any  self-regulatory  organization  having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

9.   Conditions  to  The  Purchaser’s  Obligation  to  Purchase.  The  obligation  of  the

Purchaser  hereunder  to  purchase  the  Note  at  the  Closing  is  subject  to  the  satisfaction,  at  or before the Closing Date of each of the following conditions, provided that these conditions are for  the  Purchaser’s  sole  benefit  and  may  be  waived  by  the  Purchaser  at  any  time  in  its  sole discretion:

a)

The  Company shall  have  executed  this  Agreement  and  delivered  the  same to the Purchaser.

b)

The Company shall have delivered to the Purchaser the duly executed Note

(in such denominations as the Purchaser shall request) in accordance with Section 1 above.

c)

The   Irrevocable   Transfer   Agent   Instructions,   in   form   and   substance

satisfactory to the Purchaser, shall have been delivered to and  acknowledged in writing by the

Company’s  Transfer  Agent  (a  copy  of  which  written  acknowledgment  shall  be  provided  to

Purchaser prior to Closing).

d)

The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such  time  (except  for  representations  and  warranties  that  speak  as  of  a  specific  date)  and  the

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Company  shall  have  performed,  satisfied  and  complied  in  all  material  respects  with  the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied  with  by  the  Company  at  or  prior  to  the  Closing  Date.  The  Purchaser  shall  have received  a  certificate  or  certificates  reasonably  requested  by  the  Purchaser  including,  but  not

limited  to  certificates  with  respect  to  the  Company’s  Formation  Documents,  By-laws,    and

Board of Directors’ resolutions relating to the transactions contemplated hereby.

e)

No  litigation,  statute,  rule,  regulation,  executive  order,  decree,  ruling  or injunction  shall  have  been  enacted,  entered,  promulgated  or  endorsed  by  or  in  any  court  or governmental  authority  of  competent  jurisdiction  or  any  self-regulatory  organization  having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

f)

No  event  shall  have  occurred  which  could  reasonably be  expected  to  have a  Material  Adverse  Effect  on  the  Company  including  but  not  limited  to  a  change  in  the  1934

Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

g)

The  Conversion  Shares  shall  have  been  authorized  for  quotation  on  the

OTCBB, OTCQB, and OTC Pink and trading of the Common Stock on the OTCBB, OTCQB,

and OTC Pink shall not have been suspended by the SEC or the OTC Markets Group.

10. Governing Law; Miscellaneous.

a)

Governing  Law.  This  Agreement  shall  be  governed  by  and  construed  in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws thereof  or  any  other  State.  Any  action  brought  by  any  party  against  any  other  party  hereto concerning the  transactions  contemplated  by this  Agreement  shall  be  brought  only in  the  state courts of New  York or in  the federal courts located in the state  and county of New  York.  The parties  to  this  Agreement  hereby irrevocably waive  any objection  to  jurisdiction  and  venue  of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements  referred  to  herein  or  delivered  in  connection  herewith  on  behalf  of  the

Company  agree  to  submit  to  the  in  personam  jurisdiction  of  such  courts  and  hereby irrevocably  waive  trial  by  jury.  The  prevailing  party  shall  be  entitled  to  recover  from  the other  party  its  reasonable  attorney’s  fees  and  costs.  In  the  event  that  any  provision  of  this

Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the  extent  that  it  may  conflict  therewith  and  shall  be  deemed  modified  to  conform  with  such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Each party  hereto  hereby  irrevocably  waives  personal  service  of  process  and  consents  to  process being served  in  any suit,  action  or  proceeding in  connection  with  this  Agreement  or  any other transaction document contemplated hereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices  to  it  under  this  Agreement  and  agrees  that  such  service  shall  constitute  good  and

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sufficient  service  of  process  and  notice  thereof.  Nothing  contained  herein  shall  be  deemed  to limit in any way any right to serve process in any other manner permitted by law.

b)

Removal of Restrictive Legends.  In the event that Purchaser has any shares of  the  Company’s  Common  Stock  bearing  any  restrictive  legends,  and  Purchaser,  through  its counsel or other representatives, submits to the Transfer Agent any such shares for the removal

of   the   restrictive   legends   thereon   in   connection   with   a   sale   of   such   shares   pursuant

to any exemption  to  the  registration  requirements  under  the  Securities  Act,  and  the  Company and or its counsel refuses or fails for any reason (except to the extent that such refusal or failure is based solely on applicable law that would prevent the removal of such restrictive legends) to render an opinion of counsel or any other documents or certificates required for the removal of the  restrictive  legends,  then  the  Company hereby  agrees  and  acknowledges  that  the  Purchaser is hereby irrevocably and expressly authorized to have counsel to the Purchaser render any and all  opinions  and  other  certificates  or  instruments  which  may  be  required  for  purposes  of removing such restrictive legends, and the Company hereby irrevocably authorizes and directs the Transfer Agent to, without any further confirmation or instructions from the Company, issue any  such  shares  without  restrictive  legends  as  instructed  by  the  Purchaser,  and  surrender  to  a common carrier for overnight delivery to the address as specified by the Purchaser, certificates,

registered  in  the  name  of  the  Purchaser  or  its  designees,  representing  the  shares  of  Common

Stock  to  which  the  Purchaser  is  entitled,  without  any  restrictive  legends  and  otherwise  freely transferable on the books and records of the Company.

c)

Filing  Requirements.   From  the  date  of  this  Agreement  until  the  Notes  are no  longer  outstanding,  the  Company  will  timely  and  voluntarily  comply  with  all  reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section

12(g)   of   the   1934   Act,   whether   or   not   the   Company  is   then   subject   to   such   reporting

requirements,  and  comply  with  all  requirements  related  to  any  registration  statement  filed pursuant to this Agreement.  The Company will use reasonable efforts not to take any action or file  any  document  (whether  or  not  permitted  by  the  1933  Act  or  the  1934  Act  or  the  rules thereunder)  to  terminate  or  suspend  such  registration  or  to  terminate  or  suspend  its  reporting and  filing obligations  under  said  acts  until  the Notes  are  no  longer  outstanding.  The  Company will maintain the quotation or listing of its Common Stock on the OTCBB, OTCQB, NYSE, or

NASDAQ  Stock  Market  (whichever  of  the  foregoing  is  at  the  time  the  principal  trading exchange  or  market  for  the  Common  Stock  (the  “Principal  Market”),  and  will  comply in  all respects  with  the  Company’s  reporting,  filing  and  other  obligations  under  the  bylaws  or  rules of the Principal Market, as applicable. The Company will provide Purchaser with copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common

Stock  from  any Principal  Market.  As  of  the  date  of  this  Agreement  and  the  Closing  Date,  the

OTCQB,  is  the  Principal  Market.  Until  the  Note  is  no  longer  outstanding,  the  Company  will continue the listing or quotation of the Common Stock on a  Principal Market and  will comply in  all  respects  with  the  Company’s  reporting,  filing  and  other  obligations  under  the  bylaws  or rules of the Principal Market.

d)

Fees  and  Expenses.   Except  as  expressly  set  forth  in  this  Agreement,  the

Note,  or  the  Disbursement  Authorization  to  the  contrary,  each  party  shall  pay  the  fees  and expenses  of  its  advisers,  counsel,  accountants  and  other  experts,  if  any,  and  all  other  expenses

incurred   by   such   party   incident   to   the   negotiation,   preparation,   execution,   delivery   and

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performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

The  Disbursement  Authorization  includes  a  disbursement  of  $2,500.00  to  Purchaser’s  legal counsel for the Purchaser’s legal fees.

e)

Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be  compelled  to  take  the  benefit  or  advantage  of,  usury laws  wherever  enacted,  now  or  at  any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Purchaser in order to enforce any right or remedy under the Note.  Notwithstanding any provision  to  the  contrary  contained  in  herein  or  under  the  Note,  it  is  expressly  agreed  and provided  that  the  total  liability  of  the  Company  under  the  Note  for  payments  in  the  nature  of interest  shall  not  exceed  the  maximum  lawful  rate  authorized  under  applicable  law  (the

“Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that  the  Company  may  be  obligated  to  pay  under  the  Note  or  herein  exceed  such  Maximum

Rate.   It  is  agreed  that  if  the  maximum  contract  rate  of  interest  allowed  by law  and  applicable to the Note is increased or decreased by statute or any official governmental action subsequent to  the  date  hereof,  the  new  maximum  contract  rate  of  interest  allowed  by  law  will  be  the

Maximum Rate applicable to the Note from the effective date forward, unless such application

is  precluded  by  applicable  law.   If  under  any  circumstances  whatsoever,  interest  in  excess  of the  Maximum  Rate  is  paid  by  the  Company  to  the  Purchaser  with  respect  to  indebtedness evidenced  by  the  Note,  such  excess  shall  be  applied  by  the  Purchaser  to  the  unpaid  principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser’s election.

f)

Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

g)

Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

h)

Entire   Agreement;   Amendments.   This   Agreement   and   the   instruments

referenced  herein  contain  the  entire  understanding  of  the  parties  with  respect  to  the  matters covered  herein  and  therein  and,  except  as  specifically  set  forth  herein  or  therein,  neither  the

Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Purchaser.

i)

Notices.  All  notices,  demands,  requests,  consents,  approvals,  and  other communications  required  or  permitted  hereunder  shall  be  in  writing  and,  unless  otherwise specified herein, shall be: (i) personally served, (ii) deposited in the mail, registered or certified,

return  receipt  requested,  postage  prepaid,  (iii)  delivered  by  reputable  air  courier  service  with charges  prepaid,  or  (iv)  transmitted  by  hand  delivery,  telegram,  email  or  facsimile,  addressed

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as  set  forth  below  or  to  such  other  address  as  such  party shall  have  specified  most  recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email or facsimile with accurate confirmation generated by the transmitting facsimile machine or computer, at the address, email address  or  facsimile  number  designated  below  (if  delivered  on  a  business  day  during  normal business  hours  where  such  notice  is  to  be  received),  or  the  first  business  day  following  such delivery  (if  delivered  other  than  on  a  business  day  during  normal  business  hours  where  such notice  is  to  be  received)  or  (b)  on  the  second  business  day  following  the  date  of  mailing  by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

Purchaser:

EMA Financial, LLC

40 Wall Street, 17th Floor

New York, NY 10005

Attn: Felicia Preston

Email: admin@emafin.com

Company:

Parallax Health Sciences, Inc.

1327 Ocean Ave, Suite B

Santa Monica, CA 90401

Attn: Paul R. Arena, CEO

Email: ________________

Fax: ________________

Each party shall provide notice to the other party of any change in address.

j)

Successors  and  Assigns.  This  Agreement  shall  be  binding  upon  and  inure to  the  benefit  of  the  parties  and  their  successors  and  assigns.  Neither  the  Company  nor  the

Purchaser  shall  assign  this  Agreement  or  any rights  or  obligations  hereunder  without  the  prior written  consent  of  the  other.  Notwithstanding  the  foregoing,  subject  to  Section  2(f),  the

Purchaser  may  assign  its  rights  hereunder  to  any  person  that  purchases  Securities  in  a  private transaction from the Purchaser or to any of its “affiliates,” as that term is defined under the 1934

Act, without the consent of the Company.

k)

Third Party Beneficiaries. This Agreement is intended for the benefit of the parties  hereto  and  their  respective  permitted  successors  and  assigns,  and  is  not  for  the  benefit of, nor may any provision hereof be enforced by, any other person.

l)

Survival.  The  representations  and  warranties  of  the  Company  and  the agreements  and  covenants  set  forth  in  this  Agreement  shall  survive  the  Closing  hereunder notwithstanding  any  due  diligence  investigation  conducted  by  or  on  behalf  of  the  Purchaser.

The  Company  agrees  to  indemnify  and  hold  harmless  the  Purchaser  and  all  their  officers,

directors, employees and agents for loss or damage arising as a result of or related to any breach or  alleged  breach  by  the  Purchaser  of  any  of  its  representations,  warranties  and  covenants  set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

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m)

Further  Assurances.  Each  party  shall  do  and  perform,  or  cause  to  be  done and  performed,  all  such  further  acts  and  things,  and  shall  execute  and  deliver  all  such  other agreements, certificates, instruments and documents, as the other party may reasonably request in  order  to  carry  out  the  intent  and  accomplish  the  purposes  of  this  Agreement  and  the consummation of the transactions contemplated hereby.

n)

No  Strict  Construction.  The  language  used  in  this  Agreement  will  be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

o)

Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated  hereby. Accordingly, the Company acknowledges that the remedy at law  for  a  breach  of  its  obligations  under  this  Agreement  will  be  inadequate  and  agrees,  in  the event  of  a  breach  or  threatened  breach  by  the  Company  of  the  provisions  of  this  Agreement,

that the Purchaser shall be entitled, in addition to all other available remedies at law or in equity,

and  in  addition  to  the  penalties  assessable  herein,  to  an  injunction  or  injunctions  restraining,

preventing  or  curing  any  breach  of  this  Agreement  and  to  enforce  specifically  the  terms  and provisions  hereof,  without  the  necessity  of  showing  economic  loss  and  without  any  bond  or other security being required.

p)

Counterparts.     This   Agreement   may   be   executed   in   any   number   of

counterparts, each of  which when so  executed  and  delivered  shall be deemed to be  an original and  all  of  which  together  shall  be  deemed  to  be  one  and  the  same  agreement.  Any  signature transmitted  by  facsimile,  e-mail,  or  other  electronic  means  shall  be  deemed  to  be  an  original signature.

[Remainder of Page Intentionally Left Blank]

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IN   WITNESS   WHEREOF,   the   undersigned   Purchaser   and   the   Company  have   caused   this

Agreement to be duly executed as of the date first above written.

PARALLAX HEALTH SCIENCES, INC.

By:

Name: Paul R. Arena

Title: CEO

EMA FINANCIAL, LLC

By:

Name:  Felicia Preston

Title:    Director

GUARANTY

Each   of   the   undersigned   subsidiaries   of   the   Company   jointly   and   severally,   absolutely,

unconditionally  and  irrevocably,  guarantees  to  the  Purchaser  and  their  respective  successors,

indorsees,  transferees  and  assigns,  the  prompt  and  complete  payment  and  performance  by  the

Company when  due  (whether  at  the  stated  maturity,  by acceleration  or  otherwise)  of  all  amounts

due  under,  and  all  other  obligations  under,  the  Note.   Each  such  subsidiary’s  liability  under  this

Guaranty shall be unlimited, open and continuous for so long as this Guaranty remains in force.

PARALLAX  HEALTH  MANAGEMENT,      PARALLAX COMMUNICATIONS,

INC.

INC.

By:

By:

Print Name:

Print Name:

Title:

Title:

PARALLAX BEHAVIORAL HEALTH, INC.     PARALAX DIAGNOSTICS, INC.

By:

By:

Print Name:

Print Name:

Title:

Title:

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